                                                                    EXHIBIT 5(a)

o When the contract applied for is to be used as a periodic payment (salary reduction or deduction) type plan, please indicate the "from-to" dates for the Exclude Periods, when applicable.

o   Complete Product, Plan Type, and Plan Number.

INVESTMENT OPTION ALLOCATION

Purchase payments may be allocated to the Fixed Investment Options and/or Variable Investment Options. Eighteen Investment Options are currently available. Purchase Payments may be allocated among as many as seven of the following Investment Options:

 1 - Fixed Account Plus
 2 - Short Term Fixed Account
 3 - Not in use
 4 - MidCap Index Fund
 5 - Timed Opportunity Fund
 6 - Money Market Fund
 7 - Capital Conservation Fund
 8 - Government Securities Fund
 9 - Not in use
10 - Stock Index Fund
11 - International Equities Fund
12 - Social Awareness Fund
13 - International Government Bond Fund
14 - Small Cap Index Fund
15 - Growth Fund (T. Rowe)
16 - Growth & Income Fund (Value Line)
17 - Science & Technology Fund (T. Rowe)
18 - Dreyfus Small Cap Fund
19 - Templeton Asset Allocation Fund
20 - Templeton International Fund

                                 [VALIC LOGO]


                           PORTFOLIO DIRECTOR FIXED

                             AND VARIABLE ANNUITY

                                 APPLICATION


                                  [PICTURE]


THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VA 8809-4 REV 295

INFORMATION/INSTRUCTIONS

TEXAS OPTIONAL RETIREMENT PROGRAM REDEMPTION INFORMATION:

o Benefits in the Texas Optional Retirement Program vest after one year of participation in one or more optional retirement plans.

o Benefits under the Texas Optional Retirement Program are available to you only after you attain the age of 70 1/2 years, or terminate participation by death, retirement, or termination of employment in all Texas institutions of higher education.

o VALIC will require written verification of your qualification for any requested redemption of any annuity benefits purchased under the Texas Optional Retirement Program from the program administrator.

WITHDRAWAL RESTRICTIONS FOR 403(b)
PARTICIPANTS

According to federal tax laws regulating certain 403(b) plans, any interest and earnings credited to your account after 12/31/88 and any elective contributions made after that date may be withdrawn only under any of the following circumstances.

o Separation from service                        o Death
o Age 59 1/2 or older                            o Disability
o Hardship (Contributions only)

Your employer's plan may contain other withdrawal restrictions. Additionally, some employer plans have alternative investment options among which plan participants may transfer contract values.

BENEFICIARY DESIGNATIONS
(PRIMARY AND/OR CONTINGENT)

A beneficiary should always be designated. Beneficiary categories are:

PRIMARY BENEFICIARY -

One who receives any benefits after the Annuitant dies.

CONTINGENT BENEFICIARY -

One who receives any benefits if the primary beneficiary dies before the Annuitant dies.

Beneficiaries can be an INDIVIDUAL, an INSTITUTION, or a TRUSTEE.

NAMING YOUR BENEFICIARY

INDIVIDUAL as beneficiary:

   Jane A. Doe

INSTITUTION as beneficiary (Full legal name and address should be stated; also state whether the institution is a corporation):

   The Evergreen Company, a Texas Corporation

TRUSTEE as beneficiary (Named inter vivos [living] trust agreement):

   XYZ Bank and Trust Company or its successors, as Trustee under trust agreement dated January 31, 1982.

SALARY REDUCTION AGREEMENT FOR 403(b) AND 401(k) PLANS

The Employer is hereby or by a separate document authorized and directed to reduce your pay in the amount indicated under "Contribution Information" beginning on the date indicated on this form and to purchase an annuity contract qualified under Section 403(b) of the Internal Revenue Code or a non-forfeitable annuity contract to provide retirement benefits under Internal Revenue Code (IRC) 401(k) from The Variable Annuity Life Insurance Company. This agreement shall be legally binding and irrevocable as to both the parties hereto while employment continues; provided, however, that either party may change or terminate this agreement as of the end of any month, so that it will not apply to salary subsequently earned, by giving at least thirty (30) days written notice of the date of said change or termination. Salary reductions are to be effective with respect to amounts earned on or after the first day of the pay period listed under "Date Payment Begins" (which is subsequent to this agreement). For purposes of a 403(b) contract, amounts earned prior to making the salary reduction agreement may not be deferred. Only amounts earned after such agreement may be deferred. For the purposes of a 401(k) contract, amounts not currently available to the employee are eligible for salary reduction.

CONTRIBUTION INFORMATION

    o Contribution Sources:
      EE(1) - Employee Voluntary;
      EE(2) - Employee Mandatory or Matched;
      ER(3) - Employer Basic;
      ER(4) - Employer Supplemental or Matching

      NOTE: Separate account numbers must be set up for each Contribution
            Source.

    o Choose either a percent of salary or an amount, and fill in the number of payments, payment code, and the date you will begin making payment.


      Payment codes: 1 - Periodic; 2 - Single Sum;
                     3 - Flex Pay  4 - Capital Transfer

                        PORTFOLIO DIRECTOR FIXED AND
                        VARIABLE ANNUITY APPLICATION


APPLICANT/ANNUITANT INFORMATION

SS# or Tax ID#: ________________________________________________________________
Name: __________________________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
City: __________________________________________________________________________
State: _________________________________ Zip: _____________________ - __________
Birthdate: ______ /______ / _____________     Sex: / / Male / / Female
Marital Status: / / Married / / Single
Occupation: ____________________________________________________________________
Home Phone: ____________________________________________________________________
Work Phone: ____________________________________________________________________

ADMINISTRATIVE DATA

Group/Plan Name: _______________________________________________________________
Group #: _______________________________________________________________________
Date of Hire: _____________ / ___________ / ____________
Annual Salary: $ _______________________________________________________________
Expected Annuity Date: _____________ / ___________ / ____________

In the absence of an election, age 85 for NQDA and age 75 for all other plan types.

REPLACEMENT

Is this a replacement of an existing annuity or life insurance contract? / / No / / Yes If yes, complete the following:

Insured's Name: ________________________________________________________________
Policy Number(s): ______________________________________________________________
Insurer's (Company) Name: ______________________________________________________

BENEFICIARY (Note: If Group is subject to ERISA, Beneficiary must be spouse unless waived by spouse in writing on an Election and Consent Form)

CONTRIBUTION INFORMATION (This form may only be used for Portfolio Director Fixed and Variable Annuity. See back for more information.)

Is there an expected Capital Transfer Rollover? / / No / / Yes If yes, complete transfer rollover form VA 4300.

                                         Date          Exclude
     Contribution:   # of   Annualized   Pymt    Pymt  Periods    Investment              Plan     Plan    Sub    Account
CS     % or $        Pymts    Amount    Begins   Code  from-to     Options      Product   Type      No     Grp    Number
-----------------------------------------------------------------------------------------------------------------------
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
-------------------------------------------------------------------------------------------------------------------------
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
-------------------------------------------------------------------------------------------------------------------------
                                                                  $           %
                                                                   ----- -----
                                                                  $            %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
-------------------------------------------------------------------------------------------------------------------------
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
                                                                  $           %
                                                                   ----- -----
-------------------------------------------------------------------------------------------------------------------------
Initial Flexible Payment Amount: $___________________

Primary Beneficiary:____________________________________

Relationship:___________________________________________

Birthdate:__/__/__ SS#:_________________________________

Address (Include Zip): _________________________________

________________________________________________________

Contingent Beneficiary:_________________________________

Relationship:___________________________________________

Birthdate:__/__/__ SS#:_________________________________

Address (Include Zip): _________________________________

________________________________________________________

OWNER (NQDA) (Only if other than applicant.)

Owner: _________________________________________________

Address: (Include Zip): ________________________________

________________________________________________________

Birthdate:__/__/__ SS# or Tax ID#: _____________________

Home Phone:________________ Work Phone: ________________

Contingent Owner: ______________________________________

Address (Include Zip): _________________________________

________________________________________________________

Birthdate: __/__/__ SS# or Tax ID#: ____________________

Home Phone:________________ Work Phone: ________________

INVESTOR PROFILE (If required)

Investment Objectives (check one):

  / / Safety of Principal   / / Long-term growth
  / / Retirement Income     / / Income
  / / Other ____________________________________________

Occupation:_____________________________________________

Financial Situations (approximate amounts in thousands):

                       Under $50  $50-$100  Over $100
  Household Income       / /         / /       / /
  Net Worth              / /         / /       / /
  Life Insurance         / /         / /       / /

Dependents: Number ___ Ages:____________________________

APPLICANT AFFIRMATIONS AND STATEMENTS

A current prospectus for the Company's Separate Account was provided with the application. Also a current prospectus was provided for each Fund available under this Plan. The prospectus for the Separate Account gives sales expenses and other data. ANNUITY PAYMENTS OR SURRENDER VALUES ARE VARIABLE WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT. THEY ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. By signing this form I hereby acknowledge that I have read and understand the withdrawal restrictions for 403(b) plans as shown on the back of this form.

This application is subject to acceptance by the Company at its Home Office. Proof of age must be furnished before Annuity Payments begin. Upon written request, we will provide you with factual information regarding the benefits and provisions of the annuity contract for which you are applying. If you are not satisfied with your annuity contract for any reason, you may return it within 20 days after receipt for a refund of premium (applicable to all individual and some group contracts). In some states we are required to advise you of the following: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false, incomplete, or deceptive statement of a material fact may be guilty of insurance fraud. I represent that all statements and answers made in the application are full, complete, and true to the best of my knowledge and belief.

FOR TEXAS OPTIONAL RETIREMENT PROGRAM APPLICANTS ONLY: I have read and understand the redemption information on the back of this form.

SALARY REDUCTION AGREEMENT FOR 403(b) AND 401(k) PLANS: I have read and understand the Salary Reduction Agreement on the back of this form.

/ / Check if you currently own or participate in another VALIC Annuity
    Contract.

Annuitant's Signature: _________________________________________________________
Dated at _____________________________ , date _______________________ ,19______.
Owner's Signature: _____________________________________________________________
Dated at _____________________________ , date _______________________ ,19______.

REPRESENTATIVE OF RECORD
No. ________________________________ Issue State (Abv): ________________________
Region Code: _______________________ Branch Code: ______________________________

As representative I / / do / / do not have reason to believe that replacement of existing life insurance or annuity may be involved.

Representative's Name: _________________________________________________________
Representative's Signature: ____________________________________________________
State License ID No.: __________________________________________________________
Principal Approval: ____________________________________________________________
Date: ________________________________ Date of Input: __________________________
Week Ending: ___________________________________________________________________
VA 8809-4 REV 295                          .